Filed pursuant to Rule 497(a)
File No. 333-294164
Rule 482ad

Pershing Square USA, Ltd.
Social Media Post
Post Date: June 15, 2026

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An update on Pershing Square USA, Ltd. $PSUS:

Since its IPO on April 29th, PSUS has deployed nearly 85% of its capital in 12 companies including Amazon, Microsoft, UBER, Meta, Brookfield, Restaurant Brands, Fannie Mae and Freddie Mac at prices we believe to be extremely attractive.

The PSUS portfolio, along with the other Pershing Square funds, also includes four new companies, which we will disclose at the time of our second quarter report.

As a result of our investment activity over the last six weeks, we believe the PSUS portfolio is now invested in a number of the highest quality durable growth companies in the world, which are trading near their all-time lowest valuations.

Furthermore, as of this moment, PSUS is trading at a ~20% discount to the net asset value (NAV) of its underlying holdings so a buyer of the stock at today’s price is acquiring the current portfolio at a double discount. We believe the PSUS discount to NAV has emerged due to short-term technical factors related to the IPO that should moderate over time.

Pershing Square management and affiliates are all-in, having acquired more than ten million shares or $500+ million of PSUS in the IPO and in the market thereafter.

In summary, we believe PSUS and its portfolio holdings represent an extremely attractive bargain at today’s share price and we have put our money where our mouth is.